Annual Meeting of Shareholders Nasdaq: KRNY October 2015 Exhibit 99.2

This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp.
(the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control).  In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual
Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements:
•
the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations,
•
the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the
Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations,
•
the impact of changes in financial services laws and regulations (including laws concerning taxation, banking, securities and insurance),
•
changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting
Standards Board (“FASB”) or the Public Company Accounting Oversight Board,
•
technological changes.
•
competition among financial services providers and,
•
the success of the Company at managing the risks involved in the foregoing and managing its business.
The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Forward Looking Statements

NEW YORK
SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
NEW YORK CITY
UNION
STATEN ISLAND
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
PENNSYLVANIA
Trenton
MONMOUTH
NEW JERSEY
OCEAN
BURLINGTON
Atlantic Ocean
GLOUCESTER
CAMDEN
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY
★ Corporate Headquarters
120 Passaic Avenue
Fairfield, NJ 07004
● Branch Locations

Overview of Kearny Financial Corp
(1)
As of October 15, 2015
(2)
As of June 30, 2015
Source: SNL Financial, Company Filings
(dollars in millions)
as of June 30, 2015
Total Assets
$4,237.2
Total Deposits
$2,465.7
Total Loans
$2,102.9
Corporate Headquarters
Fairfield, NJ
Branches
42
Market Capitalization¹
$1,112.0
•
Founded in 1884
•
6
th
Largest New Jersey based deposit franchise
–
42 branch locations in 11 counties throughout Northern
and Central New Jersey and Southern New York
–
Top 15 deposit market share in the counties of Bergen,
Hudson, Ocean, and Monmouth, New Jersey²
•
Active acquirer
–
Completed 5 bank acquisitions since 1999 including
most recently Brooklyn, NY based Atlas Bank in June,
2014

Kearny Bank Mission Statement
Kearny Bank is dedicated to providing professional service and sound financial advice to our client and shareholder base.  This is successfully accomplished through deep-rooted guiding principles of strong values consisting of ethics and integrity, and by giving back to the communities we serve.  Through our financial expertise, strong leadership, and loyal relationships, we help our clients achieve their financial goals both for today and for tomorrow.

PEOPLE

RELATIONSHIPS

PERFORMANCE

PEOPLE

RELATIONSHIPS

PERFORMANCE

Brand Logo Flag
The New Kearny Logo
People
Our significant stakeholders, including employees, current and future customers, stockholders, and the communities we serve.
Relationships
Delivery of superior service, a keen understanding of clients’ needs, and a welcoming environment has resulted in high levels of customer satisfaction, loyalty, and strong long-lasting relationships.
Performance
A strong resolve to remain true to sound, conservative practices, and superior customer service which has led to steady progress and growth throughout the years

Kearny Value Creation Post-Conversion
•
Optimization of asset mix
–
Continue to increase commercial real estate lending
–
Continue to increase commercial business lending
–
Reinvest cashflows
from the investment portfolio into loans while still maintaining a diverse composition and allocation to reduce exposure to long term interest rate risk
•
Shift funding mix to focus more on core deposits: non-interest bearing and non-
maturity deposits
•
Implementing several strategies over the near term with the goal of controlling non-interest expense and improving operating efficiency
•
Significant opportunities to grow in market
•
Conservative lending policies and strong credit quality
•
Established and experienced acquirer and integrator

Shohola Falls
Port Jervis
Goshen
West Point
Peekskill
Danbury
Newton
Hackettstown
Washington
Yonkers
Paterson
Stamford
New York
Jersey City
Elizabeth
Plainfield
Edison
Middletown
Freehold
Lakewood
Toms River
Long Beach
Egg Harbor City
Hammonton
Vineland
Bridgeton
Atlantic City

New Jersey Market Demographics by County							
County	Kearny Market Rank	Number of Branches (#)	Kearny Deposits ($000)	Market Share (%)	Projected Population Change 2016-2021 (%)	Median HH Income 2016 ($)	Projected HH Income Change 2016-2021 (%)
Hudson	7	2	900,108	3.18	4.40	59,589	4.54
Bergen	15	9	756,353	1.57	3.19	86,188	6.61
Monmouth	13	12	459,102	1.97	0.55	87,559	5.91
Ocean	14	6	184,927	1.22	2.23	61,753	3.63
Morris	19	3	137,582	0.61	1.64	102,857	7.81
Middlesex	24	3	126,746	0.45	3.27	79,140	4.99
Essex	19	3	119,476	0.46	2.08	55,025	5.50
Union	27	1	45,680	0.19	3.15	67,257	3.80
Passaic	19	1	26,721	0.19	1.94	61,292	6.11
Weighted Average: New Jersey Franchise					2.94	74,694	5.50
Aggregate: Entire State of New Jersey					1.97	72,173	5.02
Aggregate: National					3.69	55,551	7.77

New York Market Demographics by County							
County	Kearny Market Rank	Number of Branches (#)	Kearny Deposits ($000)	Market Share (%)	Projected Population Change 2016-2021 (%)	Median HH Income 2016 ($)	Projected HH Income Change 2016-2021 (%)
Kings	32	1	51,331	0.11	4.12	49,716	11.22
Richmond	19	1	6,879	0.06	1.50	71,706	3.43
Weighted Average: New York Franchise					3.81	52,315	10.30
Aggregate: Entire State of New York					2.13	60,445	6.30
Aggregate: National					3.69	55,551	7.77

Attractive Market Demographics
Note Deposit numbers and growth estimates as od June 30, 2015
1)
Defined as the New York-Northern New Jersey-Long Island MSA
Source: SNL Financial
•
Attractive markets
•
Part of the largest
MSA¹ in the U.S
•
Opportunities still exist
for organic growth in
existing branch footprint
•
Weighted average
median household
income in Kearny
franchise counties was
$74,231 vs. $55,551
median household
income nationwide
–
Household income
poised to grow

$1,014
$1,268
$1,284
$1,361
$1,741
$2,103
$0
$500
$1,000
$1,500
$2,000
$2,500
2010FY
2011FY
2012FY
2013FY
2014FY
2015FY
Total Loans
Loan Portfolio Growth
Kearny Financial
Corp. Historical Loan Growth (dollars in millions)
•
Loan growth focus:
–
Expand upon expertise in commercial real estate, C&I, multifamily, and SBA lending;
–
Continue to hire additional commercial lenders and support personnel to increase market share;
–
Business development officers continue to work collaboratively with the retail branch network to further develop/strengthen small business deposit, loan, and merchant business relationships
•
Strong performance in the NYC market with over $200 million in CRE originations during the 2015 fiscal year

Loan Portfolio Composition
•
As of June 30, 2015 KRNY had $2.1 billion
in net loans, comprising 49.3% of total
assets
•
Kearny’s yield on loans was 4.14% for the
2015 fiscal year
•
Kearny continues to make progress towards
its intended shift in loan mix
•
Maintaining strong underwriting quality of
new loans
MRQ
Loan Portfolio
0%
20%
40%
60%
80%
100%
2013FQ4
2014FQ4
2015FQ4
1-4 Family
Multifamily
CRE
C&D
Consumer
Commercial

1-4 Family -
28.17%
Multifamily -
34.64%
CRE -
27.62%
C&D -
0.27%
Consumer -
4.56%
Commercial -
4.73%

$471 MILLION
In Recent Commercial Loans
and Still Counting!
We have the know-how and experience to help with your next project, no matter the size or complexity. So when you're looking for commercial financing, think local.
$20,000,000
Mortgage
Refinance
376 Unit
Apartment Building
Burlington County, NJ
$17,100,000
Mortgage
Refinance
153 Unit
Garden Apartment Complex
in Pennsylvania
$14,000,000
Mortgage
Refinance
Commercial Building
Brooklyn, NY
$12,500,000
Mortgage
Refinance
Mixed-Use Building
Hoboken, NJ
$9,000,000
Mortgage
Refinance
Commercial Buildings
Mercer County, NJ
$3,100,000
Mortgage
Refinance
Office Complex
West Caldwell, NJ
Make Kearny Bank your lending source... For Today, For Tomorrow.
kearnybank
For today. For tomorrow.
1-800-273-3406 • 42 Regional Offices
kearnybank.com
MEMBER FDIC

Achieve Your Big Dreams
with One of Our
Small Business Loans
Kearny Bank is an SBA Preferred Lender. This means faster approvals, reduced paperwork and quicker access to funds. We are a one-stop lending source able to grant loans in-house without time consuming federal underwriting.
Recent loans include:
$566,000
Dental Office
Real Estate Purchase
25 Year Term
$395,000
Auto Service Business
Business Acquisition
Leased Location, 10 Year Term
$390,000
Safety Installation
& Service Company
Real Estate Purchase
with 10% Down, 25 Year Term
$380,000
Dog Grooming Business
Real Estate Purchase
25 Year Term
$315,000
Supermarket
Real Estate Purchase
25 Year Term
$200,000
Start-Up Franchise
Leased Location
10 Year Term
We feature 7(A) Loans up to $5,000,000.
Use financing for Real Estate Purchase; Construction & Improvements; Business Acquisitions & Partnership Buyouts; Start-Ups & Franchises; Refinancing of Debt; Equipment Purchases; Expansion.
Express and 504 Loans also available.
Make Kearny Bank your lending source... For Today, For Tomorrow.
kearnybank
For today. For tomorrow.
1-800-273-3406 • 42 Regional Offices
kearnybank.com
MEMBER FDIC

Commercial Lending Success Continues 9

Asset Quality & Reserves
1)
NPAs as defined by SNL to include nonaccrual loans and leases, renegotiated loans and leases, and real estate owned
2)
Peer group defined in KRNY’s 2015 conversion offering prospectus and includes companies with the following tickers: BKMU, CFFN, DCOM, NFBK, NWBI, OCFC, ORIT, PFS, TRST, UBNK, and WSFS
Note:  Peer comparison periods changed to conform to the same time periods as Kearny Financial Corp.’s fiscal periods (June 30 fiscal year-end)
Source: SNL Financial
NPAs / Assets¹
Loan Loss Reserves/ Gross Loans
0.92%
1.34%
1.18%
0.86%
0.64%
2.25%
1.98%
1.41%
1.18%
0.98%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
2011FY
2012FY
2013FY
2014FY
2015FY
KRNY
Peer Median²
0.93%
0.79%
0.80%
0.71%
0.74%
1.50%
1.38%
1.35%
1.24%
0.95%
0.0%
0.5%
1.0%
1.5%
2.0%
2011FY
2012FY
2013FY
2014FY
2015FY
KRNY
Peer Median²
•
Kearny has been successful in reducing its percent of nonperforming assets over the past four calendar years
–
Reduced NPAs excluding restructured assets as a percent of total assets by about a third from 0.92%
at June 30, 2011 to 0.64% at June 30, 2015
–
Kearny has historically, and continues to outperform peers in key asset quality metrics
•
Kearny’s conservative underwriting standards and prompt attention to potential problem loans supports consistently superior asset quality
–
This consistency allows Kearny to hold loan loss reserves at slightly lower levels than peers

Securities Portfolio
Source: SNL Financial, Company Filings
•
Kearny’s yield on securities was 2.08% for the 2015 fiscal year, the same as during 2014
•
Kearny is working to reduce the portion of securities as a percent of total assets and improve the general make-up of the portfolio
–
As of June 30, 2015, 34.4% of Kearny’s total assets were comprised of securities as compared to 42.2% of total assets at June 30, 2011
MRQ Securities
Portfolio
Yield on Securities
3.15%
2.69%
2.16%
2.08%
2.08%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2011FY
2012FY
2013FY
2014FY
2015FY
U.S. Agency Obligations -
10.50%
Municipal Bonds -
7.14%
CLO & ABS Securities -
15.11%
Corporate Bonds -
11.36%
TPS -
0.54%
Agency MBS -
55.33%
Non-Agency MBS -
0.01%

Deposit Composition
Note: Deposit percentages via Kearny Bank regulatory reports
•
Kearny Financial Corp. had $2.47 billion in
deposits as of June 30, 2015
–
The quarter ended June 30, 2015’s cost of
total deposits was 0.67% down from 1.06%
for the quarter ended June 30, 2011
•
Kearny continues to shift its deposit mix to
“stickier”, lower cost retail/non-maturity
deposits
•
This shift in cost of funding has helped
improve net income and profitability metrics
over the past 5 years
MRQ Deposit
Portfolio
Noninterest bearing
deposits -
8.86%
Interest bearing DDA -
29.38%
Savings and clubs -
21.13%
Certificates of deposit
-
40.63%
0%
20%
40%
60%
80%
100%
2013FY
2014FY
2015FY
Noninterest bearing deposits
Interest bearing DDA
Savings and clubs
Certificates of deposit

Improving Performance Metrics
Profitability
Efficiency Ratio
Performance Metrics
•
Performance metrics are improving
•
Both efficiency ratio and ROAA have
improved over the past three years
$5,078
$6,506
$10,188
$5,629
0.18%
0.19%
0.32%
0.32%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
0.40%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
2012FY
2013FY
2014FY
2015FY
Net Income
Core ROAA
77.45%
83.02%
76.52%
75.83%
60.00%
65.00%
70.00%
75.00%
80.00%
85.00%
90.00%
2012FY
2013FY
2014FY
2015FH1
Efficiency Ratio
$70,180
$66,257
$73,821
$80,608
7.18%
9.23%
8.46%
7.92%
2.65%
2.50%
2.44%
2.34%
$60,000
$65,000
$70,000
$75,000
$80,000
$85,000
$90,000
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
2012FY
2013FY
2014FY
2015FH1
Net Interest Income
Noninterest Inc/ Operating Rev
Net Interest Margin

Maintenance of Strong Capital Ratios
1)
Peer group defined in KRNY’s prospectus and includes companies with the following tickers: BKMU, CFFN, DCOM, NFBK, NWBI, OCFC, ORIT, PFS, TRST, UBNK, and WSFS
2)
Pro forma risk-based and leverage ratios via offering prospectus.  TCE/TA assumes midpoint offering with 68.5mm shares offered and $652mm in net proceeds post-foundation contribution
Note: Peer group defined in KRNY’s 2015 conversion offering prospectus and includes companies with the following tickers: BKMU, CFFN, DCOM, NFBK, NWBI, OCFC, ORIT, PFS, TRST, UBNK, and WSFS
Source: SNL Financial.  Bank level financial numbers used where unavailable at the holding company
Tangible Common Equity to Tangible Assets
Tier 1 Leverage Ratio
Tier 1 Risk Based Capital Ratio
Risk-Based Capital Ratio
13.5%
13.5%
11.8%
25.6%
10.0%
9.9%
10.5%
9.9%
9.2%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011FY
2012FY
2013FY
2014FY
2015FY
KRNY
Peer Median¹
12.0%
12.1%
11.3%
10.8%
25.8%
9.4%
9.9%
10.4%
11.0%
10.5%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2011FY
2012FY
2013FY
2014FY
2015FY
KRNY
Peer Median¹
24.5%
24.6%
21.1%
19.8%
46.5%
16.0%
16.4%
16.5%
15.3%
14.3%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2011FY
2012FY
2013FY
2014FY
2015FY
KRNY
Peer Median¹
25.3%
25.4%
21.8%
20.5%
47.2%
17.1%
17.9%
18.1%
16.8%
16.1%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
2011FY
2012FY
2013FY
2014FY
2015FY
KRNY
Peer Median¹

11.3%

M&A History and Strategy
Source: SNL Financial, Company Filings
Seller
Completed
Type
Assets
($000)
Branches
1
st
Bergen Bancorp
March 31, 1999
Thrift
300,755
4
Pulaski Bancorp, Inc. MHC
October 18, 2002
Thrift
237,596
6
West Essex Bancorp
July 1, 2003
Thrift
390,333
8
Central Jersey Bancorp
November 30, 2010
Bank
571,295
13
Atlas Bank
June 30, 2014
Thrift
110,480
2
•
Kearny is an experienced acquirer and integrator, having successfully completed 5 bank acquisitions over the past 15 years
•
Kearny actively seeks out opportunities to deploy capital, including through mergers and acquisitions with other financial institutions
–
The greatest emphasis of future expansion opportunities will be on expanding within existing markets or areas contiguous to current markets
–
In addition to acquiring banks and their branches, the Company will also consider opportunities to broaden the product and services offerings of the bank
–
Management is sensitive to key merger metrics such as TBV dilution and earn-back periods

2015 Strategic Review: A Stronger Kearny Post-Conversion
•
Robust capital to support continued growth
–
The second step offering allows Kearny to pursue organic and strategic growth opportunities that will continue Kearny’s historically strong loan growth
•
Eliminated uncertainties associated with the mutual holding company structure under financial reform legislation
•
Transitioned Kearny to a more familiar and flexible organizational structure
•
Facilitates future mergers and acquisitions
–
Allows for increased flexibility to use common stock while bidding for potential strategic targets
–
Potential to make Kearny a more attractive participant in the mergers and acquisitions market, particularly in New Jersey
•
A larger public float and more familiar structure create a more liquid and active market for Kearny’s common stock

•
Traditional Relationship Banking Focus
–
Growth/ Diversification of loan mix: CRE/Multifamily/C&I/SBA/Residential/Consumer
–
Grow funding thru traditional deposit sources utilizing a technological focus: mobile banking/on-line account opening /P2P/cash management/RDC
•
New Opportunities
–
Launch mortgage banking platform/fee income generation
–
Expand governmental banking group
•
Expand customer wallet share
–
Extraordinary service
–
Innovative products for Millennials, Boomers, & Gen Xers
–
Digital marketing
–
On-boarding
•
Utilize Traditional Capital Market Strategies
–
Dividends
–
Buybacks (after one year regulatory limit)
–
M&A
•
Control operating expenses/utilizing technology
•
Continued focus on the Kearny Bank brand
2016 Strategic Focus

12/30/11
3/30/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15

Comparative Stock Price Performance
1)
Peer group defined in KRNY’s 2015 conversion offering prospectus and includes companies with the following tickers: BKMU, CFFN, DCOM, NFBK, NWBI, OCFC, ORIT, PFS,
TRST, UBNK, and WSFS
Source: SNL Financial
Stock Price Performance since January 1, 2012
72.8%
30.8%
73.3%
(20%)
(10%)
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
KRNY
KRNY Peers
NASDAQ Bank

Peer Group Valuation Comparison
Note: Market Metrics as of October 16, 2015
Note: Peer group defined in KRNY’s prospectus and includes companies with the following tickers: BKMU, CFFN, DCOM, NFBK, NWBI, OCFC, ORIT, PFS, TRST, UBNK, and WSFS
Source: SNL Financial
($ in thousands)
Total
Price/
Peer Company
Ticker
Headquarters
Assets
TBV
Capitol Federal Financial, Inc.
CFFN
Topeka, KS
$9,131
122%
Provident Financial Services, Inc.
PFS
Iselin, NJ
8,751
181%
Northwest Bancshares, Inc.
NWBI
Warren, PA
7,865
140%
United Financial Bancorp, Inc.
UBNK
Glastonbury, CT
5,681
136%
WSFS Financial Corporation
WSFS
Wilmington, DE
5,077
184%
TrustCo Bank Corp NY
TRST
Glenville, NY
4,741
142%
Dime Community Bancshares, Inc.
DCOM
Brooklyn, NY
4,645
148%
Oritani Financial Corp.
ORIT
Township of Washington, NJ
3,353
136%
Northfield Bancorp, Inc.
NFBK
Woodbridge, NJ
3,147
131%
OceanFirst Financial Corp.
OCFC
Toms River, NJ
2,395
138%
Bank Mutual Corporation²
BKMU
Milwaukee, WI
2,467
122%
Mean
5,205
144%
Median
4,741
138%
105%
122%
138%
131%
136%
148%
142%
184%
136%
140%
181%
122%
50%
70%
90%
110%
130%
150%
170%
190%
210%
KRNY¹
BKMU
OCFC
NFBK
ORIT
DCOM
TRST
WSFS
UBNK
NWBI
PFS
CFFN
Peer Median P/TBV: 138%